UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 4, 2005


                                     0-13063
                            (Commission File Number)

                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


                 Delaware                                 81-0422894
          (State of Incorporation)               (IRS Employer Identification
                                                           Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

      As previously reported on a Current Report on Form 8-K filed on June 20, 2002, Scientific Games Chile Limitada (the "Company"), a Chilean corporation wholly owned by Scientific Games Corporation, acquired 65% of the equity of Serigrafica Chilena S.A. ("SERCHI") in June 2002 from Inversiones Y Asesorias Iculpe Limitada and Epicentro, S.A. (collectively, the "Sellers"). Subsequent to the acquisition, the Company changed SERCHI's name to Scientific Games Latino America S.A. ("SGLA"). On January 16, 2004, the Company notified the Sellers that it intended to purchase their minority interest pursuant to the SGLA shareholders' agreement. On April 4, 2005, the Company and the Sellers executed a Share Purchase and Sale Agreement (the "Purchase Agreement") pursuant to which the Company acquired the balance of the SGLA equity from the Sellers for a purchase price of $19,571,900. In connection with the closing under the Purchase Agreement, the Company paid an additional $4,517,000 to the Sellers, consisting of the balance of the purchase price for the 2002 acquisition, repayment of a prior loan to SERCHI from the Sellers and dividends. A copy of the Purchase Agreement is attached as Exhibit 10.1 hereto and incorporated by reference herein.

      The filing of this Current Report on Form 8-K does not necessarily represent a determination by Scientific Games Corporation that the Purchase Agreement constitutes a "material definitive agreement" within the meaning of paragraph (b) of Item 1.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

      (c)  Exhibits

      Exhibit No.  Description
      -----------  -----------

         10.1 Share Purchase and Sale Agreement by and among Scientific Games Chile Limitada, Epicentro S.A. and Inversiones Y Asesorias Iculpe Limitada, dated April 4, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SCIENTIFIC GAMES CORPORATION


                                   By: /s/ Martin E. Schloss
                                       ---------------------
                                       Name:   Martin E. Schloss
                                       Title:  Vice President and General
                                               Counsel

Date:  April 8, 2005

                                  Exhibit Index
                                  -------------



      Exhibit No.  Description
      -----------  -----------

         10.1 Share Purchase and Sale Agreement by and among Scientific Games Chile Limitada, Epicentro S.A. and Inversiones Y Asesorias Iculpe Limitada, dated April 4, 2005.